

Kandi Technologies Group, Inc.

Needham & Company
18th Annual Growth Conference

NASDAQ GS: KNDI
www.KandiTechnologiesGroup.com

SAFE HARBOR STATEMENT

Except for historical information contained herein, the statements made in the presentation of Kandi Technologies Group, Inc. (the "Company") are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties, which may cause our actual results in future periods to differ materially from forecasted results. These risks and uncertainties include, among other things, product demand, market competition, and government policies. These and other risks are described in the Company's filings with the Securities and Exchange Commission.

All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. These forward-looking statements speak as of the date hereof. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.


微公交

康迪 KANDI

Kandi Introduction

康迪 KANDI

Kandi at a Glance

- **Founded** in 2002
- **NASDAQ GS:** KNDI (*listed since March 2008*)
- **Stock Price:** $8.86*
- **Market Cap:** $416.1M *(46,964,855* outstanding shares)*
- **Three-month Average Daily Volume**: 649,313 Shares*
- **Headquarters:** Jinhua, Zhejiang Province, China
- **Three full-scale production facilities** in Shanghai, Jinhua, and Changxing
  - Facility in Jiangsu Rugao, under production line testing in 4Q15
  - Facility in Hainan, relocated to Haikou Hi-Tech Zone









** As of January 12, 2016*

Business Overview

Leading pure EV products provider in China. Committed to alleviating pollution, traffic congestion, parking scarcity and energy crisis

50/50 Joint Venture with Geely Auto (JV Company) for fast-growing market in China.
China's top pure EV product seller from Sept to Nov in 2015*

Innovative MPT (Micro Public Transportation) Program promotes rapid EV adoption.
Launched direct sales program and introduced latest Model K17 in 2015

Solid financial performance 3Q15 vs. 3Q14: revenue grew 14.3%, EV parts sales up 35.7%, adjusted net income up 17.7%

*Source: China's leading EV industry website

Evolving into Pure EV Business

Initiated **R&D for pure EV** in 2007	Started **Quick Battery Exchange (QBEX)** in 2009	**Accelerated design, production & distribution** of EVs in mid-2012	Formed **50/50 Joint Venture** with Geely Auto in March 2013; 1st to launch MPT program in 2013	Started **direct sales** to individual customers beginning in April 2015	Unveiled K17 in August 2015 before **receiving purchase tax exemption**; launched K17's **direct sales in Beijing and Shanghai**	Announced to jointly promote connected electric vehicles and **"Car-Share 4.0" with Geely, Alibaba, ZTE, Uber China and Minsheng Bank** in November 2015	Expanded MPT program to **16 cities** in 2015

EV Models



Kandi K17 Cyclone		Pre-sale since 3Q15	
Overall Size	3971*1745*1496	Wheel Base	2461 mm
Max. Speed	≥100 km/h	Driving Range	190 km










Kandi K11 Panda

Overall Size	3598*1630*1595	Wheel Base	2340 mm
Max. Speed	100 km/h	Driving Range	160 km
Total Weight	1500 kg	Battery	lithium-ion ferrous phosphate



Kandi K10 Mini

Overall Size	2900*1545*1590	Wheel Base	2080 mm
Max. Speed	100 km/h	Driving Range	160 km
Total Weight	1340 kg	Battery	lithium-ion ferrous phosphate

EV Models (continued)



Kandi K13 (City Cowboy)



Kandi K12 (City Beauty)
Production expected to start in 2016



Kandi K30
Model #SMA7002BEV05

Multiple Production Facilities


beijing
shanghai
hongkong

Changxing Facility*



Shanghai Facility*



Jinhua Facility



Jiangsu Rugao* facility, under production line testing in 4Q15

Hainan Province facility, relocated to Haikou Hi-Tech Zone

*Facility of Kandi Electric Vehicles Group (JV Company)

Production Facility in Hainan

- Designated as an **official tourism island** by the Chinese government
- Momentum towards legislation to **ban all non-EV vehicles** within the province
- Kandi secured an agreement with the **Haikou government** to relocate its Hainan facility to Haikou Hi-Tech Zone
- Annual capacity of 100,000 EVs after completion; Preliminary expectation of starting production in back half of 2017







Joint Venture with Geely Auto

Kandi Electric Vehicles Group Co., Ltd.

Established in March 2013 - **50/50** ownership interest

Increases **production capacity** to satisfy market demand

Develops, manufactures and sells EVs & related auto parts

2015 EV sales estimate: **exceed previous guidance range of 20,000-22,000 by 5% or more** vs. 10,935 in 2014

"Global Hawk" trademark to strengthen brand recognition


微公交

康迪 KANDI

Innovative MPT Program Promoting Rapid EV Adoption

康迪 KANDI

Market Overview: Four Major Issues

- Growing demand for motor vehicles due to rapid economic development and fast-paced urbanization
- Adoption of pure EVs and MPT Program helps alleviate major issues

1. Environmental Contamination


咳咳！
咳咳！
咳咳！

2. Energy Shortage





3. Traffic Congestion


地球还有车位吗?

4. Scarce Parking

Three Drivers of Resource Waste

①Wasted parking resources

Wasted Parking Resources


10%
90%
Parking Time
Driving Time



②Wasted road resources

Wasted Road Resources


30%
50%
20%
Road for normal driving
Others
Road for commuters' driving

③Wasted vehicle resources

Wasted Vehicle Resources


5%
25%
70%
Only 1 person in car
2-3 persons in car
4-5 persons in car



康迪 KANDI

EV Development Barriers

- High Costs
- Short Driving Range
- Long Charging Time
- Lack of Charging Facilities
- Battery Maintenance & Pollution



康迪 KANDI

Overcoming Barriers: MPT Program

Micro Public Transportation (MPT) program with trial services in **16 cities in China**

- Shared **pure EV transportation** platform for urban residents
- Supported by **a network of charging/parking stations**, which provides charging, maintenance and battery recycling facilities
- **Centralized tracking system** allows for easy vehicle returns
- **Less expensive** than standard taxis
- **Maximizes advantages** of Kandi's existing EV products, technology and infrastructure, **further stimulates** the expansion of the EV markets to urban communities
- Creates **a cleaner, more affordable** public transportation option for urban residents
- **Wide recognition and support** from:
  - Government officials (subsidies)
  - End users and drivers
  - Business partners

Convenience & Ease of Use:

Automated Charging/Parking Towers

- Fully computerized control system
- Customers not required to enter garage
- Automatic parking
- Smart charging device assembled

On-Street Parking/Hotel Stations

- Charging, maintenance, battery recycling
- Located at airports, train stations, hotels, business centers, selected residential areas and other areas prone to traffic congestion



Centralized tracking system monitors the real-time status and precise location of each rented vehicle


微公交站点
微公交



Hangzhou Huanglong Hotel

康迪 KANDI

Sizeable Purchase Incentives

Source	Mechanism	Result
Central Government Subsidy	EV manufacturers compensated in advance	Subsidies benefit consumers as prices paid reflect deduction of both subsidies
Local Government Subsidy	Paid to consumers who purchase EVs from dealers	

Received US$59.6 million prepaid national subsidy for pure EV sales in 2015 and US$30.9 million local subsidy from Hangzhou government*

All Kandi models are eligible for a three-year, 10% Sales Tax break on electric cars, plug-in hybrids and fuel-cell vehicles starting on September 1, 2014

Free license plates in Shanghai for our two EV models. In Shanghai, license plates are auctioned to the public for between $11,410 to $13,040, on average

The Central Government updated its long-term goal to reach one million annual sales of New Energy Vehicles (NEVs) by 2020**

*National subsidy was made to Kandi Electric Vehicles Group Co., Ltd; Hangzhou subsidy was made to Zhejiang ZuoZhongYou Electric Vehicle Service Co., Ltd

**Source: "New Energy Vehicle 10-Year Development Roadmap" published on Economic Information Daily in November 2015

Recent Market Expansion Developments

December	• Expanded MPT Program to 16 cities in 2015 • Launched MPT Program in Haikou with delivery of 2,000 EVs by the end of 2015
November	• Planned to jointly promote connected electric vehicles and "Car-Share 4.0" with Geely, Alibaba, ZTE, Uber China and Minsheng Bank • Delivered 200 Global Hawk K17 units to the MPT program in Hangzhou • To deliver up to 3,000 Global Hawk K17 units to the MPT program in Nanjing • Announced initial direct sales of 1,000 K10 units to Tianjin
September	• Received MIIT approval of two EV models with top speed above 100 km/h • Kandi Cyclone (K17) qualified for a purchase tax exemption
August	• Launched marketing campaign for K17 in Beijing and Shanghai
July	• Launched MPT Program in Kunming with delivery of 2,000 EVs by the end of 2015 • Signed sales contract with Zhejiang Shi Kong Electric Vehicle Co. Ltd. for delivery of 4,000 Kandi Brand EV units by the end of 2015 for $89 million
May	• Formed strategic partnership with ZTE and ZZY to promote MPT Program with advanced wireless charging technologies
April	• Initiated direct sales program



康迪 KANDI

Financial Overview

康迪 KANDI

Revenue (USD in millions)



180.0
160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
CAGR: 62.4%
Up 21.3%
Up 76.6%
64.5
94.5
170.2
117.3
142.3
78.5
138.6
2012
2013
2014
9M 2014
9M 2015
9M 2014 (EV parts sales)
9M 2015 (EV parts sales)

康迪 KANDI

Net Income (USD in millions)


16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
4.2
5.2
14.2
10.6
13.9
10.2
14.7
CAGR: 74.0%
Up 31.1%
Up 44.1%
2012
2013
2014
9M 2014
9M 2015
9M 2014* (Non-GAAP)
9M 2015* (Non-GAAP)

*Non-GAAP net income excludes stock option expense and the valuation change for warrants

康迪 KANDI

JV Business Growth


Sales
(USD in millions)
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
179.7
318.3
126.8
198.0
Up 77.1%
Up 56.2%
2014
2015E
9M 2014 EV
9M 2015 EV


EV Products
(in Units)
25,000
20,000
15,000
10,000
5,000
-
10,935
23,100
7,279
12,120
Up 111.2%
Up 66.5%
2014
2015E
9M 2014
9M 2015

康迪 KANDI

Five-Year Financial Highlights

	Fiscal Year Ended Dec 31				
USD in millions (excluding per share)	2010	2011	2012	2013	2014
Revenues	42.88	40.18	64.51	94.54	170.23
Gross Profit	9.62	9.21	12.89	21.74	23.40
Operating Income	3.22	3.04	5.31	1.56	5.24
Net Income	0.95	9.11	6.05	-21.14	12.27
Adj. Net Income	5.00	4.00	4.17	5.16	14.20
Fully Diluted EPS	-0.04	0.32	0.20	-0.61	0.29
Select Balance Sheet Items					
Cash/Cash Equivalent	7.75	2.29	12.14	12.76	26.38
Current Liabilities	55.82	52.51	73.10	86.64	99.12
Current Assets	74.34	69.97	109.00	80.01	138.33
Total Assets	109.61	112.27	160.28	204.31	323.07

康迪 KANDI

Kandi Value Proposition

- **Direct Exposure** to rapidly growing EV market in China
- **JV Partnership** with Geely Auto enhances development of high quality and large scale EV products
- **Innovative MPT Program** accelerates wide-spread adoption of Kandi's EV products
- **Expanding Municipal Infrastructure** in EV parking/charging facilities increases ease-of-use of Kandi EV products
- **Government Subsidies** provide strong purchase incentives to consumers

2016 Milestones



2015 EV sales estimate: exceed previous guidance range of 20,000-22,000 by 5% or more

Announcing FY15 results & FY16 outlook in March



Rugao facility starts production; Hainan facility under construction



Expand MPT Program into additional cities



Production of new EV models


低碳出行 清洁城市 美丽中国

Thank you

Kewa Luo
Head of Public Relations, VP
212-551-3610
IR@kandigroup.com

Investor Relations
The Piacente Group
212-481-2050
kandi@tpg-ir.com

Follow us on Twitter:
@Kandi_Group


微公交

Appendix

Organizational Structure



Kandi Technologies Group, Inc. (KNDI)
100%
Continental Development Limited (BVI)
100%
Zhejiang Kandi Vehicles Co,. Ltd.
50%
50%
Kandi Electric Vehicles Group (the "JV" Company)
Yongkang Scrou Electric
100%
Jinhua Kandi New Energy Vehicle
Kandi Electric Vehicle (Changxing)
100%
Zhejiang Zuozhongyou Electric Vehicle Service (the "Service Company")
9.5%
90%
10%
Zhejiang Kandi Electric Vehicles (Jinhua)
100%
100%
Kandi Electric Vehicles (Jiangsu)
Kandi Electric Vehicles (Haikou)
Kandi Electric Vehicles (Shanghai)
100%
100%
Zhejiang JiHeKang Electric Vehicles Sales

Management Team

Hu Xiaoming - Chairman, Chief Executive Officer & President

- Chief Executive Officer, President and Chairman of the Board since March 2002;
- Project Manager (Chief Scientist) in WX Pure Electric Vehicle Development, a state-level high-priority technology developmental plan from October 2003 to April 2005;
- Served as Chairman of Yongkang Instrument Factory and served as General Manager in Wan Xiang Electric Vehicle Developing Center and Wan Xiang Battery Company;
- Recipient of numerous invention patents, utility model patents, and appearance design patents.

Henry Wang - Chief Financial Officer

- Named as Chief Financial Officer effective May 1, 2015;
- Over 20 years of international finance experience;
- Formerly Chief Financial Officer for Shanghai Always Marketing Service Co., LTD., and Renesola Ltd. (NYSE: SOL);
- CPA and CIA certifications in China; Master's degree in Law from Renmin University of China and a Master's of Business Administration from the Open University of Hong Kong.

Qian Jingsong - General Manager & Director

- General Manager of Zhejiang Kandi Vehicles Co. Ltd since 2011, and Director of Kandi Technologies;
- Joined Zhejiang Kandi Vehicles Co. as Deputy General Manager in October 2009. Previously held positions at Chery Automobile (now Chery Karry Automobile) from October 2006 to October 2009, and served as Head of the Engineering Construction Group from October 2006 to 2007.

康迪 KANDI

Launched EV Mini Police Car Program





- Launched in January 2015 with Hangzhou Uptown Public Security Bureau
- Utilized for community safety patrols, fire safety inspections, and other police duties
- Customized with standard police equipment, firefighting apparatus, emergency kits, and other related equipment
- Enables police to navigate congested roads and work more efficiently